Investor Presentation June 2023 Exhibit 99.2

Forward-Looking Statements Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our potential to receive future payments from Alimera pursuant to our May 2023 sale and license agreement with Alimera; the sufficiency of our existing cash resources into 2025; our expectations regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements.  Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; our ability to successfully manufacture sufficient quantities of YUTIQ® pursuant to our supply agreements with Alimera and Ocumension Therapeutics;  the success of current and future license agreements, including our agreements with Alimera, Ocumension Therapeutics, Equinox Science and Betta Pharmaceuticals; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the extent to which COVID-19 impacts our business and the medical community; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. 2 | INVESTOR PRESENTATION

Committed to developing therapeutics to improve the lives of patients with serious eye disorders COMPANY OVERVIEW 3 | INVESTOR PRESENTATION Pipeline represents multi billion-dollar product opportunities EYP-1901 – sustained delivery intravitreal (IVT) insert of novel TKI vorolanib in retinal disease Topline Phase 2 data in wet AMD anticipated in December 2023 and NPDR in 2Q 2024 Durasert® - proven IVT drug delivery technology Single in-office IVT injection Constant, sustained and stable release of drug Safely administered to ~80,000 patient eyes across four FDA approved products Strong Balance Sheet $122M of cash and investments on March 31, 2023 YUTIQ® sold in May 2023 for $82.5M plus future royalties; $75M upfront and $7.5M payable in 2024 All bank debt retired from YUTIQ upfront adding $40M+, net Cash runway into 2025

Pipeline Represents Multibillion Dollar Product Opportunities Program Indication Discovery Pre-Clin Phase 1 Phase 2 Phase 3 Next Milestone EYP-1901 – (vorolanib in Durasert E™) wet AMD NPDR DME ack Complement programs Dry AMD GA Topline data in Q2 2024 Topline data in December 2023 single dose 6-month maintenance therapy single dose 9-month treatment single dose 6-month treatment Trial Initiation in Q1 2024 Potential product candidate in 2024 4 | INVESTOR PRESENTATION trial underway trial planned discovery

DURASERT® TECHNOLOGY 5 | INVESTOR PRESENTATION Safe Sustained IVT Drug Delivery Used in four of six FDA approved intravitreal sustained delivery products Delivered by a single in-office IVT injection Continuous, stable release of drug Constant, zero-order kinetics release Durasert® : non-erodible YUTIQ® (Alimera)  ILUVIEN® (Alimera) RETISERT® (B&L) VITRASERT® (B&L) Durasert E™ : erodible Polyimide coating removed Erodible matrix Designed to deplete drug load before fully eroding

EYP-1901 Delivers VEGF Receptor Binding Vorolanib Using Durasert E™ Each insert only ~1/5000 of vitreous volume A single IVT injection of up to 3 inserts New MOA in potential treatment of VEGF mediated retinal diseases Potentially complementary to approved anti-VEGF therapies Sustained delivery of drug between ~6-9 months from single injection Positive safety and efficacy results in wet AMD from Phase 1 DAVIO clinical trial 6 | INVESTOR PRESENTATION

WHY VOROLANIB?

Vorolanib is a selective tyrosine kinase inhibitor

- Composition of matter patent into 2037
- Previous Phase 1 and Phase 2 clinical trials in wet AMD as an oral therapy showed compelling safety and efficacy data with no ocular toxicity observed[1,2]
- In-vivo studies demonstrate encouraging neuroprotection data and potential anti-fibrosis effect[3]
- Reduced off-target binding of receptors associated with TKI systemic side effects

1. Jackson et al. JAMA Ophthalmol 2017
2. 2. Cohen MN et al. Br J Ophthalmol. 2021
3. ARVO 2023 presentation

7 | INVESTOR PRESENTATION

EyePoint PHARMACEUTICALS

Vorolanib Binds Receptors Of All VEGF Growth Factors With Strong Affinity To VEGF Receptor 2 - A Receptor Associated With Blood Vessel Leakage VOROLANIB VOROLANIB VOROLANIB VEGF-A VEGF-B VEGF-C VEGF-D R1 | Inflammation R2 | Blood Vessel Leakage R3 | Blood Vessel Growth & Leakage 8 | INVESTOR PRESENTATION VEGF SIGNALING PATHWAYS VOROLANIB INHIBITS VEGFR Binds to the intracellular domain of tyrosine kinases Targets the angiogenic VEGF receptors R1, R2 and R3 with high potency

EYP-1901 PHASE 1 DAVIO CLINICAL TRIAL RESULTS 9 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO Clinical Trial Met All Objectives FAVORABLE SAFETY PROFILE Stabilization of mean BCVA and OCT throughout 6 months was achieved 53% supplemental anti-VEGF supplement injection free up to 6-months 75% reduction in treatment burden at 6-months No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs – majority are mild and expected DURASERT® E VOROLANIB® SIX MONTHS MEDIAN TIME TO SUPPLEMENTAL ANTI-VEGF INJECTION POSITIVE EFFICACY & DURABILITY 10 | INVESTOR PRESENTATION

Favorable safety profile No ocular serious adverse events (SAEs) No drug related systemic SAEs No drug related ocular or systemic toxicity No Durasert related toxicity or tolerance issues No dose limiting toxicity No ocular AEs of key interest observed NO vitreous floaters, endophthalmitis, retinal detachment, implant migration in the anterior chamber, retinal vasculitis, posterior segment inflammation Ocular AEs observed: One eye: mild asymptomatic anterior chamber cell/flare One eye: asymptomatic vitreous hemorrhage from injection observed Phase 1 DAVIO clinical trial demonstrated a favorable safety profile, meeting the primary safety endpoint 11 | INVESTOR PRESENTATION EYP-1901

BCVA and CST Stable At 6 And 12 Months After Single Treatment Of EYP-1901 In The DAVIO Clinical Trial AVERAGE CHANGE IN BCVA FROM SCREENING VISIT AVERAGE CHANGE IN CST FROM SCREENING VISIT ALL (N=17) MONTHS ALL (N=17) MONTHS BCVA: best corrected visual acuity OCT: optical coherence tomography; CST: central subfield thickness Parameter 6 Months 12 Months BCVA –2.5 –4.1 CST –3.4 –2.8 6 mos. 6 mos. Error bars represent the standard deviation.

EYP-1901 Phase 1 DAVIO Clinical Trial Demonstrated Clinically Significant Reduction In Treatment Burden Of 75% At 6-Months 13 | INVESTOR PRESENTATION SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –70% Low-mid dose (n=1) –100% Mid dose (n=8) –89% High dose (n=5) –44% Reduction in Average Monthly Treatment Burden at 6 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO Clinical Trial Maintained A Clinically Significant Reduction In Treatment Burden Of 73% At 12-Months 14 | INVESTOR PRESENTATION SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –66% Low-mid dose (n=1) –100% Mid dose (n=8) –87% High dose (n=5) –41% Reduction in Average Monthly Treatment Burden at 12 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO Clinical Trial Demonstrated That 53% Of Patients Did Not Require Supplemental Anti-VEGF Treatment At 6-Months 35% 47% 41% 41% 71% 76% 35% 35% 53% 82% 82% 100% Median time to supplemental anti-VEGF: 6 months 15 | INVESTOR PRESENTATION

PHASE 1 DAVIO CLINICAL TRIAL SUBGROUP ANALYSIS – NINE SUBJECTS WITH NO EXCESS FLUID AT SCREENING 16 | INVESTOR PRESENTATION EYP-1901

BCVA: best corrected visual acuity Mean change in BCVA from screening visit Mean change in CST from screening visit BCVA = -0.4 letters at 6 months CST on OCT = -1.0 microns at 6 months OCT: optical coherence tomography; CST: central subfield thickness DAVIO Subgroup With No Excess Fluid At Screening Showed Stable BCVA and CST At 6-Months

DAVIO Subgroup With No Excess Fluid At Screening Showed Stable BCVA and CST Through 12-Months Mean change in BCVA from screening visit Mean change in CST from screening visit BCVA = -0.4 letters at 6 months +0.7 letters at 11 months -2.2 letters at 12 months CST on OCT = -1.0 microns at 6 months +0.4 microns at 11 months +10.9 microns at 12 months 6 mos 6 mos DAVIO 12-month final data

DAVIO Subgroup With No Excess Fluid At Screening Showed A 92% Reduction In Treatment Burden At 6 Months SOC (Anti-VEGF) + EYP-1901 Low dose (n=2) -89% Low-mid dose (n=1) -100% Mid dose (n=5) -90% High dose (n=1) -100% SOC Anti-VEGF Injections Before and After Treatment Reduction in Average Monthly Treatment Burden at 6 Months Among Eyes Dry at Screening SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit -1 year Month 0 6 months 16 11 10 9 6 5 4 3 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

SOC (Anti-VEGF) + EYP-1901 SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=2) -83% Low-mid dose (n=1) -100% Mid dose (n=5) -90% High dose (n=1) -83% Reduction in Average Monthly Treatment Burden at 12 Months Among Eyes Dry at Screening -1 year Month 0 16 11 10 9 6 5 4 3 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901 1 year DAVIO 12-month final data DAVIO Subgroup With No Excess Fluid At Screening Showed An 89% Reduction In Treatment Burden At 12-Months

DAVIO Subgroup With No Excess fluid At Screening Demonstrated That 67% Did Not Require A Supplemental Anti-VEGF Injection At 6-Months Median time to supplemental anti-VEGF: 12 months 56% 67% 67% 67% 89% 56% 56% 67% 100% 100% 100% 100% DAVIO 12-month final data 21 | INVESTOR PRESENTATION

EYP-1901 TREAT TO MAINTAIN IN WET AMD 22 | INVESTOR PRESENTATION

DAVIO Clinical Trial Data Supports Advancing EYP-1901 As A Maintenance Treatment For Wet AMD About half of eyes in DAVIO could go up to 6 months on EYP-1901 alone Another ~30% received only a single supplemental anti-VEGF during 6-months About 15 % failed both SoC and EYP-1901 and required multiple supplements TREAT TO MAINTAIN WITH EYP-1901 23 | INVESTOR PRESENTATION

EYP-1901 Is Advancing As A Potential Maintenance Therapy In Wet AMD Treat newly diagnosed patients with anti-VEGF of choice to reach desired “dry” outcome Maintain with EYP-1901on six-month intervals providing new MOA and sustained delivery Supplement with current anti-VEGF biologic, if needed 24 | INVESTOR PRESENTATION Based on DAVIO Phase 1 outcomes, we believe over half of all wet AMD eyes may be maintained visually and anatomically with EYP-1901 alone

WET AMD PHASE 2 CLINICAL TRIAL - DAVIO 2 25 | INVESTOR PRESENTATION EYP-1901

The Phase 2 DAVIO 2 clinical trial for EYP-1901 in wet AMD was designed to support initiation of Phase 3 clinical trials in 2024 Phase 2 design includes DAVIO Phase 1 learnings and FDA interaction Type C meetings held with FDA CST below 350um at screening to eliminate poor responders to standard of care treatment Only previously treated wet AMD patients Primary outcome is difference in change in BCVA at Week 28 and 32 (blended) 26 | INVESTOR PRESENTATION DAVIO 2 CLINICAL TRIAL

EYP-1901 Phase 2 DAVIO 2 Clinical Trial Is Randomized, Double-Masked, Aflibercept Controlled With A Single EYP-1901 Treatment At Two Doses



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901 2mg low dose
EYP-1901 3mg high dose
Aflibercept q8W
Fully enrolled with 160 patients, topline data anticipated in December 2023
RANDOMIZATION
AFLIBERCEPT q8W
EYP-1901/AFLIBERCEPT
1° ENDPOINT BLEND W28 AND W32; UNMASK W32
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
EYP-1901 DOSE

27 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

NON-PROLIFERATIVE DIABETIC RETINOPATHY - PHASE 2 CLINICAL TRIAL (PAVIA) 28 | INVESTOR PRESENTATION EYP-1901

Diabetic Retinopathy Market Size Report. 2018-2020 (GrandViewResearch.com), Global Diabetic Retinopathy Market Size Report. Jan. 2022 (MarketDataForecast.com) Growing Global DR Market $12.27B Analysis includes North America, Europe, Asia Pacific, Latin America, Middle East, and Africa $12.27 billion is the estimated market size by 2032, a result of diabetes prevalence and the aging population $6.6B Diabetic Retinopathy Market Opportunity Leading cause of blindness Current SoC is watchful waiting until vision loss Significant opportunity for a 9-month sustained delivery treatment with EYP-1901

EYP-1901 Phase 2 PAVIA Clinical Trial Is Randomized Double-Masked, Single Injection With Sham Control As A 9-Month Treatment In NPDR


-D21 to –D5
D1
W4
W12
W24
W36
W48
EYP-1901
2mg low dose (n=35)
EYP-1901
3mg high dose (n=35)
Control Sham
(n=35)
Fully enrolled with 77 patients, topline data anticipated in 2Q 2024
RANDOMIZATION
EYP-1901
1° ENDPOINT UNMASK DATA

- EYP-1901 DOSING
- VISIT SCHEDULED
- SHAM INJECTION

- Moderate to severe NPDR patients enrolled
- Primary endpoint is ≥**2 letter DRSS improvement level at week 36**
- Secondary endpoints:
  - Reduction in vision-threatening complications
  - DME occurrence and/or proliferative disease
  - Retinal ischemia
  - Safety

30 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

Solid cash position and cash runway into 2025 while funding Phase 2 trials for EYP-1901 BALANCE SHEET Strong Balance Sheet $122M of cash and investments on March 31, 2023 YUTIQ® sold for $82.5M plus future royalties in May 2023; $75M upfront and $7.5M payable in 2024 All bank debt retired from YUTIQ upfront adding $40M+ to balance sheet Cash runway into 2025 31 | INVESTOR PRESENTATION

Continued Execution And Well Funded Through Key EYP-1901 Milestones EYP-1901 Corporate ✓ DAVIO 1 trial complete 2Q 2022 ✓ DAVIO 2 trial initiated 3Q 2022 ✓ PAVIA trial initiated 3Q 2022 ✓ DAVIO 2 enrollment complete 1Q 2023 ✓ PAVIA enrollment complete 2Q 2023 DAVIO 2 topline data December 2023 DME Trial initiation 1Q 2024 PAVIA topline data 2Q 2024 ✓ RallyBio complement inhibitor (C5) collaboration 1Q 2023 ✓ YUTIQ transacted for $82.5M plus royalties 2Q 2023 ✓ Debt retired and cash runway extended into 2025 2Q 2023

Investor Presentation June 2023